SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 December 24, 1998



Commission       Registrant, State of Incorporation,          I.R.S. Employer
File Number      Address and Telephone Number                Identification No.
-----------      ----------------------------------          ------------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 455-8200

ITEM 5.     OTHER EVENTS.
            -------------

      On December 24, 1998, GPU announced that it had entered into agreements to purchase Emdersa, an Argentine holding company that owns three electric distribution companies, for US$435 million. The three companies serve approximately 335,000 customers throughout a service territory of approximately 322,000 square kilometers in northwest Argentina. Assuming timely receipt of Argentinean provincial regulatory approvals, GPU expects to complete its purchase of Emdersa in the first quarter of 1999.
      A copy of GPU's related news release is annexed as an exhibit.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      (c)   Exhibits

            1. GPU News Release, dated December 24, 1998.

                                    SIGNATURE
                                    ---------

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.


                              By:  /s/ T. G. Howson
                                   -----------------------------
                                   T. G. Howson, Vice President
                                   and Treasurer


Date:   January 4, 1999